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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  JULY 16, 1996 (JULY 9, 1996)
                                                  ------------------------------

                             OUTDOOR SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-28256                   86-0736400
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)


 2502 NORTH BLACK CANYON HIGHWAY, PHOENIX, ARIZONA              85009
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (602) 246-9569
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS

         On July 9, 1996, the Registrant entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Gannett Co., Inc. and certain of its subsidiaries (collectively, "Gannett"), providing for the purchase (the "Acquisition") by the Registrant of substantially all of the billboard advertising, transit and shelter operations of the Outdoor Division (the "Division") of Gannett for a purchase price of $640 million in cash, plus the net book value of working capital and certain other specified assets of the Division (which net book value is estimated to increase the purchase price by approximately $50 million). In addition, pursuant to the Asset Purchase Agreement, Gannett Outdoor Co. of Texas, Inc. ("Gannett of Texas") will grant to the Registrant an option (the "Option"), to purchase, within 120 days after the closing of the Acquisition, Gannett of Texas' outdoor operations in Houston, Texas, for a purchase price of $10 million, plus a net book value adjustment similar to the adjustment to the purchase price of the Division. Pursuant to the Asset Purchase Agreement, the Registrant made a deposit to Gannett consisting of $12 million cash and a promissory note in the principal amount of $3 million payable on July 29, 1996, and guaranteed by William S. Levine, Chairman of the Board and principal shareholder of the Registrant. The deposit will be credited against the purchase price if the Acquisition is consummated, returned to the Registrant if the Acquisition is not consummated as a result of a breach by Gannett, retained by Gannett if the transaction is not consummated because of a breach by the Registrant, and split equally between the Registrant and Gannett if the Acquisition is not completed because of the action of a third party outside of either party's control. Copies of the Asset Purchase Agreement and the Option are attached as Exhibit 99.1 and
Exhibit 99.2, respectively, to this Report and are incorporated by reference herein.

         The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to certain conditions including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         The Registrant will finance the purchase price of the Acquisition, the fees and expenses associated with the Acquisition and the related financing and the retirement or refinancing of certain existing indebtedness through (i) revolving credit and term loans of up to $530 million under a senior credit facility, (ii) bridge loans of up to $240 million under a senior subordinated facility, and (iii) up to $165 million in proceeds from a private placement of preferred stock and warrants pursuant to the following agreements entered into on July 9, 1996:

         (1) The Registrant entered into a Second Amended and Restated Credit Agreement (the "Restated Credit Agreement") with Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent, and other financial institutions parties thereto providing for the restructuring of the Registrant's existing credit facility with CIBC and for revolving credit loans (including letter of credit commitments) of up to $70 million and term loans of up to $460 million. The revolving credit loans and the term loans may be, at the option of the Registrant, "Eurodollar loans," "ABR loans," or a combination thereof. Eurodollar loans will bear annual interest at LIBOR plus an applicable margin (initially 3.25% for revolving credit loans and for the $160 million principal amount of term loans designated as "Tranche A" and 3.50% for "Tranche B" and "Tranche C" term loans). ABR loans will bear interest at an





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                 annual rate equal to the highest of (A) the CIBC base rate,
                 (B) the federal funds rate plus 1%, and (C) the lowest three-week moving average of daily secondary market morning offering rates for three-month CDs plus 1%, plus, in each case, an applicable margin (initially 2.25% for revolving credit loans and Tranche A term loans and 2.50% for Tranche B and Tranche C loans). The Registrant's obligations under the Restated Credit Agreement will be secured by a security interest in substantially all of the Registrant's assets. The revolving credit loans will mature on the earlier of December 31, 2001, or at such time as any revolving credit lender no longer is obligated to make revolving credit loans to, and/or issue or participate in letters of credit issued on behalf of, the Registrant. The maturity dates for the Tranche A, Tranche B, and Tranche C loans are December 31, 2000, 2002, and 2003, respectively. The Registrant may at any time and from time to time prepay any of the loans in whole or in part without premium or penalty. The Registrant must use excess cash flow and cash proceeds from the sale of securities or assets, subject to certain exceptions (including exceptions for refinancing of indebtedness under the Senior Subordinated Credit Agreement (as defined below) and redemption of Series A Preferred Stock (as defined below), in each case out of proceeds of specified refinancings to prepay amounts outstanding under this credit facility. The Restated Credit Agreement contains customary affirmative and negative covenants (including covenants limiting the Registrant's ability to incur additional indebtedness or other obligations, sell assets, pay dividends, and make capital expenditures and certain investments) and customary event of default provisions, including default upon a change in control of the Registrant. A copy of the Restated Credit Agreement is attached as Exhibit 99.3 to this Report and is incorporated by reference herein.

         (2) The Registrant and its subsidiaries entered into a Senior Subordinated Credit Agreement (the "Senior Subordinated Credit Agreement") with CIBC, as Agent, and the lenders named therein, providing for a bridge loan to the Registrant in the aggregate principal amount of $240 million. The bridge loan will bear interest at LIBOR plus 6% per annum increasing by 1% if the bridge loan remains outstanding six months after the closing of the financing and by .5% every three months thereafter up to a maximum of 20% per annum. Any interest due and payable in excess of 15% per annum may be paid by the Registrant in additional senior subordinated indebtedness. Bridge indebtedness remaining outstanding one year following the closing of the financing will be converted into term loans maturing on the tenth anniversary of the closing of the financing and will initially bear interest at the same rate as the bridge loan plus .5%, subject to increase by .5% every three months thereafter up to a maximum of 20% per annum. The term loans may be exchanged by any lender holding in excess of $5 million principal amount thereof for Senior Subordinated Notes due 2006 (the "Exchange Notes") to be issued under an Indenture (the "Indenture") to be entered into by the Registrant, the subsidiary guarantors named therein, and a trustee to be selected by the Registrant. The Exchange Notes will bear interest at the same rate as the term loans and, like the term loans, will mature on the tenth anniversary of the closing of the financing. The Registrant may prepay the bridge loan in whole or in part (provided that, in the case of prepayment in part, at least $100 million in principal amount remains outstanding) without penalty or premium. Term loans and Exchange Notes may be prepaid in whole or in part (provided that, in the case





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                 of prepayment in part, at least $100 million in principal
                 amount remains outstanding) at a premium as set forth in the Senior Subordinated Credit Agreement and the Indenture, as applicable. The Registrant must use excess cash flow and cash proceeds from sales of securities and assets, subject to prepayment of senior indebtedness under certain circumstances and certain other exceptions, to prepay amounts outstanding under this facility and must offer to repay or repurchase the bridge loan or the term loans, as appropriate, upon a change in control. The Senior Subordinated Credit Agreement contains customary affirmative and negative covenants, including covenants limiting the Registrant's ability to incur additional indebtedness or other obligations, sell assets, pay dividends, and make capital expenditures and certain other investments. Copies of the Senior Subordinated Credit Agreement and the form of Indenture are attached as Exhibit
                 99.4 and Exhibit 99.5, respectively, to this Report and are incorporated by reference herein.

         (3) The Registrant entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with CIBC WG Argosy Merchant Fund 2, L.L.C. (the "Purchaser"), providing for the issuance and sale by the Registrant of up to $165 million liquidation value of Senior Increasing Rate Cumulative Preferred Stock, Series A (the "Series A Preferred Stock"), and warrants to purchase up to 284,000 shares of Common Stock of the Registrant (not adjusted for the stock split to be effected as a stock dividend payable on July 22, 1996 to shareholders of record on July 8, 1996) (the "Warrants"). In addition, the Registrant and the Purchaser have agreed that the Registrant may sell to Purchaser up to an additional $60 million liquidation value of Series A Preferred Stock solely to enable the Registrant to maintain, as of the date of the closing of the financing, a total leverage ratio (as defined in the Restated Credit Agreement) no greater than 6.5 to 1.
                 If any such additional Series A Preferred Stock is issued, the number of Warrants and Additional Warrants (as defined below) issuable pursuant to the Securities Purchase Agreement will be proportionately increased, and the term loan commitments under the Restated Credit Agreement will be proportionately decreased. The holders of the Series A Preferred Stock will be entitled to receive dividends payable in additional shares of Series A Preferred Stock at a rate per annum equal to the three-month LIBOR rate plus 7%. If the Series A Preferred Stock remains outstanding six months after the date such stock was first issued, the dividend rate will increase by 1% and for each 90-day period thereafter that such stock remains outstanding, the dividend rate will increase by an additional .5% up to a maximum of 20%. The Warrants will have an exercise price per share equal to 110% of the average market price of the Registrant's Common Stock for the 20 business day period prior to the announcement of the Acquisition, may be exercised for a period of five years from the date of the closing of the financing and may be called by the Registrant at a nominal call price after three years from the date of the closing of the Acquisition. The Securities Purchase Agreement provides that additional warrants ("Additional Warrants") are to be issued to the holders of the Series A Preferred Stock if such





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                 stock continues to be outstanding 60 days following the
                 closing of the Acquisition at the rate of 4,100 Additional Warrants per day for the period commencing on the 61st and ending on the 90th day following the closing, at the rate of 5,235 Additional Warrants for the period commencing on the 91st day and ending on the 120th day, and at the rate of 455,000 Additional Warrants per quarter thereafter. The exercise price of the Additional Warrants, if any, issued during the period between 60 and 120 days following the closing of the Acquisition, the period during which such Additional Warrants may be exercised and the call period thereof will be the same as those of the initial Warrants.
                 The exercise price of the remaining Additional Warrants, if any, will be 110% of the average market price of the Registrant's Common Stock for the 20 business day period prior to the date of issuance thereof and such Additional Warrants will be exercisable for a period of five years, and may be called after three years, from the date of issuance thereof. The Series A Preferred Stock may be redeemed at any time in whole or in part at a redemption price equal to the liquidation value plus accrued and unpaid dividends. In addition, the Registrant must use proceeds of certain asset sales that are not used to retire indebtedness or to make certain permitted investments to offer to repurchase shares of Series A Preferred Stock and must offer to repurchase the Series A Preferred Stock upon a change in control. A copy of the Securities Purchase Agreement is attached as Exhibit 99.6 to this Report and is incorporated by reference herein. The form of Certificate of Designations setting forth the terms of the Series A Preferred Stock and the form of Warrant Agreement pursuant to which the Warrants and the Additional Warrants will be issued are attached as Exhibit 99.7 and Exhibit 99.8, respectively, to this Report and are incorporated by reference herein.

         The holders of the Series A Preferred Stock and Exchange Notes will be granted certain registration rights pursuant to a Registration Rights Agreement to be entered into by and among the Registrant, the guarantors named therein, and the holders named therein. The holders of the Warrants will also be granted certain registration rights with respect to shares of Common Stock issuable upon the exercise thereof pursuant to a Common Stock Registration Rights Agreement to be entered into between the Registrant and the Purchaser. The form of Registration Rights Agreement and the form of Common Stock Registration Rights Agreement are attached as Exhibit 9 and Exhibit 10, respectively, to this Report and are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                 99.1. Asset Purchase Agreement dated July 9, 1996, by and among the Registrant, Gannett Co., Inc., Combined Communications Corporation, Gannett Transit, Inc., Shelter Media Communications, Inc., and Gannett International Communications, Inc., together with forms of Promissory Note and related Guaranty. The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted. The Registrant





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                          agrees to furnish supplementally a copy of any
                          omitted Schedule or Exhibit to the Commission upon request.

                 99.2. Form of Option by Gannett Outdoor Co. of Texas, Inc., in favor of the Registrant together with the form of Asset Purchase Agreement by and between the Registrant Gannett Outdoor Co. of Texas, Inc.

                 99.3. Second Amended and Restated Credit Agreement dated July 9, 1996, as amended, by and among the Registrant, Canadian Imperial Bank of Commerce, as Administrative Agent, and the other financial institution parties thereto, together with forms of Revolving Credit Note, Tranche A Term Note, Tranche B Term Note, Tranche C Term Note, and Guarantee and Collateral Agreement. The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

                 99.4. Senior Subordinated Credit Agreement dated July 9, 1996, by and among the Registrant, the guarantors named therein, the lenders named therein, and Canadian Imperial Bank of Commerce, as Agent, together with forms of Bridge Note and Term Note. The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

                 99.5. Form of Indenture by and among the Registrant, the subsidiary guarantors named therein, and a trustee to be selected by the Registrant.

                 99.6. Securities Purchase Agreement dated July 9, 1996, by and between the Registrant and CIBC WG Argosy Merchant Fund 2, L.L.C. The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

                 99.7. Form of Certificate of Designations of Senior Increasing Rate Cumulative Preferred Stock, Series A.

                 99.8. Form of Warrant Agreement by and between the Registrant and a Warrant Agent to be selected by the Registrant.

                 99.9. Form of Registration Rights Agreement by and among the Registrant, the guarantors names therein, and the holders named therein.

                 99.10. Form of Common Stock Registration Rights Agreement by and between the Registrant and CIBC WG Argosy Merchant Fund 2, L.L.C.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 16, 1996                    OUTDOOR SYSTEMS, INC.



                                        By: /s/ BILL M. BEVERAGE
                                            ------------------------------------

                                           Name:   Bill M. Beverage
                                                   -----------------------------

                                           Title:  Chief Financial Officer,
                                                   -----------------------------
                                                   Treasurer and Secretary
                                                   -----------------------------




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                                 EXHIBIT INDEX



EXHIBIT
NUMBER   DESCRIPTION
- -------  -----------
99.1.    Asset Purchase Agreement dated July 9, 1996, by and among the
         Registrant, Gannett Co., Inc., Combined Communications Corporation,
         Gannett Transit, Inc., Shelter Media Communications, Inc., and Gannett
         International Communications, Inc., together with forms of Promissory
         Note and related Guaranty.  The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted.  The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

99.2.    Form of Option by Gannett Outdoor Co. of Texas, Inc., in favor of the
         Registrant together with the form of Asset Purchase Agreement by and between the Registrant Gannett Outdoor Co. of Texas, Inc.

99.3. Second Amended and Restated Credit Agreement dated July 9, 1996, as amended, by and among the Registrant, Canadian Imperial Bank of Commerce, as Administrative Agent, and the other financial institution parties thereto, together with forms of Revolving Credit Note, Tranche
         A Term Note, Tranche B Term Note, Tranche C Term Note, and Guarantee and Collateral Agreement. The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

99.4. Senior Subordinated Credit Agreement dated July 9, 1996, by and among the Registrant, the guarantors named therein, the lenders named therein, and Canadian Imperial Bank of Commerce, as Agent, together with forms of Bridge Note and Term Note. The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits, some of which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

99.5. Form of Indenture by and among the Registrant, the subsidiary guarantors named therein, and a trustee to be selected by the Registrant.

99.6.    Securities Purchase Agreement dated July 9, 1996, by and between the
         Registrant and CIBC WG Argosy Merchant Fund 2, L.L.C. The Exhibit contains a list briefly identifying the contents of Schedules and Exhibits which have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Commission upon request.

99.7.    Form of Certificate of Designations of Senior Increasing Rate
         Cumulative Preferred Stock, Series A.





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
99.8.    Form of Warrant Agreement by and between the Registrant and a Warrant
         Agent to be selected by the Registrant.

99.9. Form of Registration Rights Agreement by and among the Registrant, the guarantors names therein, and the holders named therein.

99.10.   Form of Common Stock Registration Rights Agreement by and between the
         Registrant and CIBC WG Argosy Merchant Fund 2, L.L.C.





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